Exhibit 10.02

DEBT EXCHANGE AGREEMENT

THIS DEBT EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of December 31, 2019 by True Nature Holding, Inc. (the “Issuer”), a Delaware corporation, and [________________] (the “Investor”).

RECITALS

A.     The Issuer has certain obligations to Investor, as set forth on Exhibit A hereto (collectively, the “Obligations”);

B.     The Issuer desires to cause the Obligation to be satisfied, and the obligations of the Issuer represented thereby to be cancelled, by exchanging shares of Series X Preferred Stock (the “Series X Preferred Stock”) of the Issuer for the Obligations, as set forth herein;

B.     The Issuer desires to acquire shares of the Preferred Stock, as described in Exhibit B attached herein, in exchange for the satisfaction and cancellation of the Obligations; and

D.     The Issuer and the Investor are entering into this Agreement to set forth the terms and conditions applicable to the exchange and cancellation, of the Obligations for shares of Preferred Stock;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the parties hereby agree as follows:

Article 1

EXCHANGE OF STOCK AND DEBT SECURITIES

1.1     Exchange.

(a)     The Investor hereby agrees, subject to the terms and conditions set forth herein, to exchange the aggregate principal amount of the Obligations, together with any interest thereon accrued up to but not including the effective date of such exchange, for shares of the Preferred Stock (the “Exchange Shares”) at an exchange price of $25.00 per share (the “Debt Exchange”).

(b)     Subject to the terms and conditions of this Agreement, the consummation of the Debt Exchange shall take place at a closing (the “Closing”) to be deemed effective on December 31, 2019.

(c)     The Exchange Shares will be issued in full satisfaction and payment of the Obligations, and from and after the consummation of the Debt Exchange the Obligations shall represent solely the right to receive the Exchange Shares.

1.2     Legend. Any certificate or certificates representing the Preferred Shares (or any part thereof) will bear the following legend, together with any and all other legends as may be required pursuant to applicable law (and the Issuer may issue appropriate corresponding stop transfer instructions to any transfer agent for any of such securities):

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under any applicable state law and may not be transferred, sold or otherwise disposed of unless registered under such act and applicable state laws or unless an exemption from the registration requirements under such act or applicable state law requirements is available.”

Such legend and the stop transfer instructions shall be removed and the Issuer shall issue a certificate representing such securities without such legend to the holder thereof if (i) such securities are registered under the Securities Act of 1933, or (ii) if such securities are sold pursuant to Rule 144 under the Securities Act of 1933, or (iii) if such securities are eligible for transfer under Rule 144(k) under the Securities Act of 1933, and, in the case of (ii) or (iii), when the Investor has furnished to the Issuer evidence to such effect that Issuer finds reasonably satisfactory which may include, without limitation, an opinion of counsel reasonably acceptable to issuer (as to form and substance and counsel).

Article 2

REPRESENTATIONS AND WARRANTIES OF THE ISSUER

The Issuer hereby represents and warrants to the Investor that:

2.1     Corporate Status. The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate or other power and authority to carry on its business as now being conducted.

2.2     Power and Authority; Binding Agreement. The Issuer has the requisite corporate power and authority to execute and deliver, and when the Certificate of Designation has been adopted and filed with the Secretary of State of the State of Delaware, to perform its obligations under, this Agreement, and the Issuer has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the consummation of the Debt Exchange. This Agreement has been duly executed and delivered by the Issuer and, assuming the due authorization, execution and delivery by each of the other parties hereto, constitutes the valid and binding agreement of the Issuer enforceable against the Issuer in accordance with its terms.

2.3     Valid Issuance. When issued pursuant to this Agreement in connection with the Debt Exchange, the Exchange Shares will be duly authorized, validly issued, fully paid and nonassessable, and the Investor will receive good title to such shares, free and clear of any liens, claims, security interest or encumbrances.

Article 3

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor represents and warrants to the Issuer that:

3.1     Authority. The Investor has all requisite power and authority to execute and deliver, and perform its obligations under, this Agreement. All acts required to be taken by the Investor to enter into this Agreement and consummate the transactions contemplated hereby have been properly taken.

3.2     Investment Intent. Investor is acquiring the Exchange Shares being delivered to Investor under this Agreement for its own account and with no present intention of distributing or selling any of them in violation of the Securities Act of 1933 or any applicable state securities law. Investor will not sell or otherwise dispose of any of such Exchange Shares unless such sale or other disposition has been registered or is exempt from registration under the Securities Act of 1933 and has been registered or qualified or is exempt from registration or qualification under applicable state securities laws. Investor understands that the Exchange Shares it is acquiring under this Agreement have not been registered under the Securities Act of 1933 by reason of their contemplated issuance in transactions exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 and that the reliance of the Issuer on this exemption is predicated in part on these representations and warranties of Investor. Investor acknowledges and agrees that a restrictive legend consistent with the foregoing has been or will be placed on the certificates for the Exchange Shares and related stop transfer instructions will be noted in the transfer records of the Issuer and/or its transfer agent for the Exchange Shares, and that such Investor will not be permitted to sell, transfer or assign any of the Exchange Shares acquired hereunder until such Exchange Shares are registered or an exemption from the registration and prospectus delivery requirements of the Securities Act of 1933 is available.

3.3     Investor Status. Investor (i) is either (x) a “Qualified Institutional Buyer” as such term is defined in Rule 144A under the Securities Act of 1933 or (y) an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933; (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investments to be made by it hereunder; (iii) has the ability to bear the economic risks of its investments for an indefinite period of time; and (iv) has sole investment discretion with respect to the Debt Exchange; and (v) has been given an opportunity to obtain such information from the Issuer as Investor deems necessary or appropriate with respect to the Debt Exchange.

Article 4

CONDITIONS

4.1     Issuer’s Conditions. The obligations of the Issuer to consummate the transactions contemplated by this Agreement shall be subject to fulfillment of the following conditions on or prior to the date of Closing:

(a)     The representations and warranties of the Investor set forth in Article 3 shall be true and correct on and as of the date of Closing.

(b)     All proceedings, corporate or otherwise, required to be taken by the Investor on or prior to the date of Closing in connection with this Agreement, and the Debt Exchange contemplated hereby, shall have been duly and validly taken, and all necessary consents, approvals or authorizations required to be obtained by the Investor on or prior to the Closing shall have been obtained.

(c)     The Investor shall have delivered to the Issuer such documents, certificates or other information as the Issuer or its counsel may reasonably request.

4.2     Investor’s Conditions. The obligations of the Investor to consummate the transaction contemplated by this Agreement shall be subject to fulfillment of the following conditions on or prior to the date of Closing:

(a)     The representations and warranties of the Issuer set forth in Article 2 shall be true and correct on and as of the date of Closing.

(b)     All proceedings, corporate or otherwise required to be taken by the Issuer on or prior to the date of Closing in connection with this Agreement, and the Debt Exchange contemplated hereby, shall have been duly and validly taken, and all necessary consents, approvals or authorizations required to be obtained by the Issuer on or prior to the Closing shall have been obtained.

(c)     A copy of the Certificate of Designation, as filed with, and certified as of a recent date by, the Secretary of State of the State of Delaware, shall have been delivered to the Investor.

(d)     The Issuer shall have issued and delivered, or cause to be issued and delivered, to the Investor, stock certificates, registered in the name of the Investor, representing duly authorized, validly issued, fully paid and non-assessable Exchange Shares.

(e)     The Issuer shall have delivered to the Investor such other documents, certificates or other information as the Investor or its counsel may reasonably request.

(f)     Potential Exchange for Other Registered Securities. The holders of these securities shall have the right to exchange their securities for any other class of securities of the Issuer that is being registered on a dollar-for-dollar basis including any accrued but unpaid dividends. This right shall mean that the securities being exchanged shall be included with the registration statement for the new securities. All rights associated with this security shall be extinguished at time of the exchange and the owner shall inherit any rights associated with the securities for which the Exchange Shares have been exchanged.

Article 5

MISCELLANEOUS

5.1     Notices. All notices, requests and demands to or upon the respective parties hereto to be effective must be in writing and, unless otherwise expressly provided herein, are deemed to have been duly given or made when delivered by hand or by courier, or by certified mail, or, when transmitted by facsimile and a confirmation of transmission printed by sender’s facsimile machine. A copy of any notice given by facsimile also must be mailed, postage prepaid, to the addressee. Notices to the respective parties hereto must be addressed as follows:

If to the Investor:

If to the Issuer:          True Nature Holdings, Inc.
               1355 Peach Tree Street
               Suite 1150
               Atlanta, Georgia 30309
               Attn: Julie Smith
               Telephone: (844) 383-8689
               Telecopier: ( )

Any party may alter the address to which communications or copies are to be sent by giving notice of the change of address under this Section.

5.2     Headings. The headings in this Agreement are for purposes of reference only and are not to be considered in construing this Agreement.

5.3     Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered constitutes an original and all together shall constitute one Agreement.

5.4     Enforceability. If any term or provision of this Agreement, or the application thereof to any person or circumstance, is, to any extent, invalid or unenforceable, the remaining terms and provisions of this Agreement or application to other Persons and circumstances are not invalidated thereby, and each term and provision hereof is to be construed with all other remaining terms and provisions hereof to effect the intent of the parties hereto to the fullest extent permitted by law.

5.5     Law Governing. This Agreement is to be construed and enforced in accordance with and shall be governed by the laws of the State of Delaware applicable to contracts executed in and to be fully performed in that state.

5.6     Confidentiality. Until the Issuer makes a press release or other public announcement about the Exchange, the Investor will maintain the confidentiality of the Debt Exchange and the terms of the Debt Exchange.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

TRUE NATURE HOLDINGS, INC.

By:

Name:     Julie Smith
Title:     President

INVESTORS

By:

Name:

Title:

EXHIBIT A

Investor:
Address:
EIN/SSI:

Obligations:

Exchange Shares: EXHIBIT B Include the Pref X document here

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